AMERICANWARNER, INC.


                            _______________________

                               Industry Leading
                               R&D Capabilities

                            _______________________

SUBSTANTIAL VALUE CREATION


Opportunity for significant multiple expansion

     --   Significant new product growth - over 20 launches (1999-2002)

     -- Broadest platforms in industry (e.g., proteins, vaccines, small molecules)

     -- Broadest technology capabilities (e.g., combinatorial chemistry, structure-based drug design, and high-throughput screening)

     --   Leadership in OTC

     --   Significant synergy and strategic opportunities

          -    Revenue acceleration

          -    Cost synergies

          -    Strategic options

     --   Substantial momentum-based on "best-of-the-best" merger philosophy


     Leadership growth rates




















                                       -2-                      AmericanWarner

AMERICANWARNER R&D -MANAGEMENT PHILOSOPHY


     --   Unified overarching strategy

     --   Single portfolio management process

     --   Single resource allocation system

     --   Clear implementation of project metrics

     --   Elimination of silos

     --   Incentives for collaboration


     Flexible, nimble organization to maximize opportunities for innovation and entrepreneurism





























                                       -3-                      AmericanWarner

A COMMANDING R&D PRESENCE

[graphic containing the following information:]

     Powerful discovery platforms

          --   Small molecules
          --   Proteins
          --   Vaccines

     Over 20 sites across North America, Europe, and Asia


     R&D activity across all 7 major therapeutic areas


     Over $3.0 billion in Pharma R&D spend (2000E)


     Approx. 100 compounds in development


     Over 11,000 R&D personnel (2000E)
























                                       -4-                      AmericanWarner

CREATING VALUE IN AMERICANWARNER R&D

[graphic containing the following information:]

     Highly complementary activity in at least 4 key therapeutic areas

     Broadest technology platforms/capabilities in industry

     Focused and empowering management philosophy

     World-class partnerships/collaborations

     Deep presence in innovative biopharmaceuticals


     Bringing the two companies together unlocks full potential of R&D organizations






























                                       -5-                      AmericanWarner

LEVERAGING TECHNOLOGY PLATFORMS/CAPABILITIES - EXAMPLES

[graphic containing the following information:]

     Small molecule mimetics for proteins (e.g., Factor VIII)

     Small molecules
     HTS/informatics
     Protein therapeutics
     Combinational chemistry
     Genomics
     Structure-based drug design


     Protein therapeutics

     Protein therapeutics
     Gene therapy
     Vaccines




























                                       -6-                     AmericanWarner

LEADING-EDGE BIOTECH CAPABILITIES

[graphic containing the following information:]

     Agouron

     -- Structure-based drug design/novel treatments for cancer, AIDS, and other serious diseases

     --   Leading HIV protease inhibitor (VIRACEPT)

     --   Key pipeline programs:  Prinomastat, Remune, Rhinovirus, nnRTI

     Genetics Institute

     -- Recombinant DNA and genomics technologies/focus on hemophilia, tissue repair, immunology, and cancer

     -- Key products: BENEFIX (hemophilia B), REFACTO (hemophilia), NEUMEGA (thrombocytopenia), and BMP

     Immunex

     --   Immunological approaches to inflammation and oncology (e.g., flt-3)

     -- Key products include market-leading TNF inhibitor (ENBREL) and LEUKINE

     -- Development focus on cancer, asthma, rheumatoid arthritis, inflammation, and CV



     A biotech powerhouse stronger than any other in the industry













                                       -7-                     AmericanWarner

THERAPEUTIC AREA COMPLEMENTARITY

[graphic containing the following information:]

     Major opportunities for upside synergies

     --   CNA
     --   Oncology
     --   Anti-infectives
     --   Cardiovascular


     Additional opportunities for upside synergies

     --   Diabetes
     --   Women's health
     --   Immunology/inflammation
     --   Vaccines


     Other key areas of participation

     --   Ophthalmology
     --   Gastrointestinal
     --   Tissue repair
     --   Hematology

     Multiple opportunities for establishing/enhancing world-class positions in major therapeutic areas


















                                       -8-                     AmericanWarner

DOMINATING PRESENCE IN CNS COMBINING AHP PSYCHIATRIC AND
W-L NEUROLOGICAL APPROACHES

   [chart containing the following information:]

            Warner-Lambert          AHP            Partners

Pain        --Pregabalin      --Minalrestat                     Opportunity
            --NEURONTIN       --EFEXOR                          for new
              combinations                                      combination
              (3)                                               therapies
            --NK1 receptor
              antagonist
            --Zenarestat

Sleep       --Potential       --SONATA                          Expansion of
              role of         --Benzodia-                       current AHP
              gabapenti-        zepine                          presence
              noids             receptors

Anxiety/    --Pregabalin      --SSRI/5HT1a      --CoCenSys      Unique
depres-     --Igmesine        --Potential         (Neuro-       product
sion                            combinations      steroids)     positioning/
                                with EFFEXOR    --Millennium    combination
                                                                opportuni-
                                                                ties

Epilepsy/   --NMDA receptor   --GKE-841         --Neurogen      Optimize
Parkin-       antagonist        (novel anti-    --CoCenSys      approaches
son's       --Pregabalin        epileptic)      --ASTA Medica   going
                                                                forward

Basic       --Schizophrenia   --Estrogen        --Millennium    Build
research    --Amyloid and       therapies for   --Sequana/Axys  capabilities
              pathogenesis      Alzheimer's     --Neurocrine    in chronic
            --NK/dopamine     --Neuro-            BioSciences   neuro-
              receptor          degenerative                    degenerative
              antagonists       research                        diseases
                              --Glutamate
                                transporters
                              --Serotonin
                                receptors

                                       -9-                     AmericanWarner

LEADERSHIP IN NEW BIOLOGICAL APPROACHES TO ONCOLOGY

   [chart and graphics containing the following information:]

            Warner-Lambert             AHP              Partners

Cell       --W-L/Agouron     --CCI (rapamycin          --Onyx       Industry
cycle        expertise         alalog)                              leader
inhibi-                      --Discovery research                   in cell
tion                                                                cycle
(cyto-                                                              regula-
statics)                                                            tion

Signal     --MEK-1           --EKI-EGF receptor        --Genentech  Novel
trans-     --EGF receptor      kinase                               applica-
duction      kinase          --TRAIL                                tions of
                             --ERA-923                              genomics

Anti-      --Late-stage      --Early stage MMPIs                    Oppor-
angio-       MMP (prinoma-                                          tunity
genesis      stat)                                                  to
                                                                    optimize
                                                                    MMP
                                                                    programs

Biologi-   --Gene-therapy    --Immunotherapeutics      --Onyx       Unique
cals         capabilities      (Immunex)                 (gene      oppor-
           --Onyx-015        --flt-3 ligand (Mobist)     delivery   tunities
                             --IL-11 (Neumega)           vectors)   for
                                                                    novel
                                                                    thera-
                                                                    peutics

Cyto-      --Novel           --Antibody conjugates                  New
toxics       cytotoxics        (calicheamicin                       horizons
             -  CI-1006        platform)                            in cyto-
             -  GART         --CYA-246 (cytokine                    toxics
                inhibitor      inducer)










                                       -10-                      AmericanWarner

EXAMPLES OF CURRENT BIOTECH ALLIANCES                        PARTIAL LISTING
                                                          * Example areas of
   [chart and graphics containing the following               upside synergy
   information:]


        Warner-Lambert               American Home Products

Affymetrix*    Lexicon         Affymetrix*      Imclone
               Genetics

Allergan       Ligand*         AlphaVax         Millennium*

Amersham*      Metabolex*      Aquila           NanoSystems

Aurora         NanoSystems     ArQule*          Neurocrine
Biosciences*                                    Biosciences*

BASF           Onyx*           Aviron           Neurogen

Berlex         Peptide         Bactex           Q-One Biotech
               Therapeutics

CoCenSys*      Sanger Centre*  BioDelivery      Research Corp      World
                               Sciences         Technologies       class
                                                                   roster of
Compugen*      Sciemagix       Biogen           RIBI Immunochem    partner-
                                                Research/Corixa    ships

GenVec         Sequana         Biostar          Sibia Biosciences
               (AxyS)*

Genzyme        SynPhar         Cambridge        SIGA
                               Antibody*
                               Technologies

IRJ/           Third Wave      CellTech
Meristem*      Technology

LeukoSite*     Trega           CoCenSys*

               Unigene         Genset SA

               Xenova          Icelandic
                               Biopharmaceu-
                               tical Group






                                         -11-                    AmericanWarner

UPSIDE SYNERGIES THROUGH ALLIANCES                                    EXAMPLES

   [graphic containing the following information:]


     ARQULE
     AXYS
     ALANEX

Complementary combinatorial chemistry capabilities



   [graphic containing the following information:]

     AFFYMETRIX
     COMPUGEN
     MILLENNIUM/NETGENICS

Complementary bioinformatics and chip design capabilities


 Multiple opportunities to leverage complementary alliances to build upon industry leading basic discovery capabilities

  --Combinatorial chemistry              --Structural biology
  --Genomics                             --Informatics
  --High-throughput screening




















                                       -12-                     AmericanWarner

INNOVATIVE APPROACHES FOR PREVENTION AND TREATMENT OF INFECTIOUS DISEASES

   [chart and graphics containing the following information:]

           Warner-Lambert             AHP              Partners

Respira-   --Rhinovirus     --Vaccines                --Aviron     Leader-
tory         (Agouron)        -  PREVNAR                           ship
             - AG-7088        -  FLUMIST                           positions
             - Oral           -  MENINGITEC                        in
               rhinovirus     -  Respiratory                       respira-
                                 syncytial virus                   tory
                                 (RSV)                             infec-
                              -  Parainfluenza                     tions,
                                 virus (PIV)                       vaccines

HIV        --Protease       --Apollon naked DNA       --Immune     Comple-
             inhibitors in    vaccines                  Response   mentary
             development    --Immunex flt-3             Corpora-   novel
             and marketed     (Mobist)                  tion       thera-
             (VIRACEPT)     --IL-12 and other                      peutics
           --Remune           adjuvants                            for HIV
           --nnRTIs in                                             (e.g.
             development                                           vaccines)
             and marketed
             (RESCRIPTOR)

Anti-      --Target         --GAR - tetracycline      --Millen-    Syner-
bacteri-     discovery for    for resistant             nium       gistic drug
als          novel, broad     strains                   (basic     discovery
             spectrum       --Natural products          genomics)  platforms
             compounds        screening
             (functional
             genomics)

Other      --Discovery      --Small molecules                      Broad
viral        programs         (e.g., RSV)                          spectrum
diseases     (e.g., HCV)    --Vaccines (e.g., HSV)                 of
                                                                   activity
                                                                   in anti-
                                                                   virals







                                       -13-                    AmericanWarner

EXPANDING LEADERSHIP ACROSS MAJOR CV DISEASE AREAS

   [chart and graphics containing the following information:]

              Warner-Lambert           AHP           Partners

Risk        --Dyslipidemia       --Estrogen         --Ligand      Exploit
factors/      expertise            receptor                       cardio-
endo-         -  LIPITOR           expertise                      protective
thelial          franchise         - SERMs                        effects of
dysfunc-         (combina-         - PREMARIN                     estrogens/
tion/            tions)              family                       statins
chronic       -  CI-1027 HDL
CAD              elevator
            --Avasimibe

Thrombo-    --Factor Xa          --PSGL-1 (P-       --Berlex/     Establish
sis/acute     inhibitors           selectin)          Schering    strong
coronary      (oral and IV)      --ENBREL             AG          acute CAD
syndrome    --Factor VIIa        --Cordorone                      presence
              inhibitors           follow-on
            --Adeno
              VEGF/BIOBypass

CHF         --ACCUPRIL           --ENBREL           --Yamanouchi  Build
              franchise          --V2 antagonist                  robust CHF
            --Conivaptan                                          pipeline
              (V1/V2
              antagonist)
            --Endothelin
              antagonist

















                                       -14-                     AmericanWarner

ADDITIONAL OPPORTUNITIES FOR UPSIDE SYNERGIES

   [graphic containing the following information:]
                                                                      EXAMPLES

   Women's                            Immunology/
    health           Diabetes        inflammation       Vaccines

 --Estrogen     --Complementary     --MMPIs          --New vaccine
   modulation     treatment of        -  W-L/          applications
   - W-L/         NIDDM                  Agouron       - Oncology    Upside
     Ligand       - 3rd                  expertise     - Anti-       in
     collabo-       generation        -  AHP/            infect-     several
     ration         glitazone CI-        Immunex         ives        addi-
     (3rd           1037                 expertise     - Athero-     tional
     genera-      - PTP                  in              sclerosis   areas
     tion           Phosphatase          inflamma-       (chlamy-
     SERM)          inhibitor            tion            dia)
   - AHP          - Zenarestat/          (patented     - Basic
     experi-        Minalrestat          class of        research
     ence                                MMPs)           in
     with                           --RAPAMUNE           adjuvants
     SERMs/                         --ENBREL
     ER-beta                        --Anti IL-12
                                    --VLA 4
                                      inhibitor
                                      (VLO-279)





















                                       -15-                      AmericanWarner

OTHER KEY AREAS OF PARTICIPATION                                      EXAMPLES

   [graphic containing the following information:]

Ophthalmology   Gastrointestinal    Tissue repair     Hematology

 --W-L          --AHP               --AHP (rh        --AHP
   (AG-3340)      - Protonix,         BMP-2)           - REFACTO   Presence
   - Age-           Zoton (proton     - Tendon         - BENEFIX   in
     related        pump                repair           (hemo-    several
     macular        inhibitors)       - Articular        philia    other key
     degener-   --W-L                   cartilage        B)        thera-
     ation        - PD-183927           repair         - REFACTO+  peutic
   - Diabetic       (anti-            - Spine                      areas
     retino-        diarrheal)        - Ortho
     pathy        - PD-254320           trauma
                    (gastric          - Oral-
                    lipase)             maxillo-
                                        facial





























                                       -16-                      AmericanWarner

IMPACT OF VALUE CREATION LEVERS

   [graphic containing the following information:]

Highly                              Broadest technology   --Novel innovation
complementary                       platforms/              opportunities
activity in at                      capabilities in         given
least 4 key                         industry                complementary
therapeutic                                                 platforms
areas                                                     --Greater
                                                            development
                  Focused and                               efficiency
                  empowering                              --Higher
                  management                                commercial value
                  philosophy                                of products
                                                          --Access to broad
                                                            web of
                                                            discovery/
World-class                         Deep presence in        development
partnerships/                       innovative              houses
collaborations                      biopharmaceuticals    --Fundamentally
                                                            higher NCE
                                                            output

























                                       -17-                    AmericanWarner

R&D EXPENDITURES AND PIPELINE

   [table containing the following information:]

                                       1998 R&D                  Number of products in Pipeline
                                    --------------   ------------------------------------------------------

  Rank          Corporation             Spend               Total               Ph. II           Ph. III           Pre-Mkt
  ----    ----------------------    --------------   -------------------   ----------------   -------------   -----------------


   1      Aventis                       2,529                171                  27                13                12

   2      Novartis                      1,922                110                  23                15                 4

   3      Glaxo Wellcome                2,011                151                  17                 9                 6

   4      AstraZeneca                   2,022                 98                  23                 4                 4

   5      Merck                         1,821                128                  11                 5                 2

   6      BMS                           1,340                 91                  14                 8                 7

   7      Pfizer                        2,000                 85                  13                 6                 4

   8      J&J                           1,350                 70                  12                12                 7

   9      Roche                         2,020                124                  22                17                 3

   10     American Home Products        1,393                159                  20                11                 7

   15     Warner-Lambert                  910*               120                  17                 5                 1

* Excludes Agouron
Source:  IMS 1998 Review












                                       -18-                     AmericanWarner

PHARMACEUTICALS:  NEAR-TERM PIPELINE                            Warner-Lambert
                                                                           AHP
   [chart containing the following information:]

ESTIMATED LAUNCH DATES
        1999              2000                2001                 2002
 ------------------   ------------   ---------------------    --------------
femhrt* - HRT for    Lipitor         Pregabalin -            Zenarestat -
osteoporosis $100-   (Japan) - HMG   Gabapentanoid/anti-     aldose
200 million          CoA reductase   convulsant for          reductase
                     inhibitor for   neuropathic pain,       inhibitor for
                     cholesterol     epilepsy (2002), and    diagetic
                     reduction       anxiety disorders       neuropathy
                     $800-1,000      (2000) $1,000-2,000     $400-500
                     million         million                 million

Refacto* - advanced  Relpax* -       AG-3340 - MMPI for      Igmesine -
recombinant Factor   Migraine        prostate and non-       anti-depressant
VIII formulation     therapy (co-    small-cell lung cancer  $500-800
for hemophilia       promotion       $800-1,000 million      million
$300-800 million     with Pfizer)
                     $300-1,000
                     million

Sonata* - for        Trimegestone    AG-1549 - nnRTI for     Remune -
insomnia $400-600    - new           HIV/AIDS $250-300       immuno-therapy
million              progestin       million                 for HIV/AIDS
                     $400-500                                $500-700
                     million                                 million

Rapamune* - immuno-  Protonix* -     FluMist - vaccine for   AG-7088 -
suppressant for      proton pump     influenza $450-600      rhinovirus
organ transplants    inhibitor for   million                 (nasal) $500-
$900+ million        ulcers $250-                            1,000 million
                     500 million

Meningitec - for     Prevnar -       CMA-676 - cytotoxic     Conivaptan -
immunization         vaccine for 7   immunoconjugate for     vasopressin
against meningitis   most common     AML $100-200 million    antagonist
$200 million         strains of                              $200-500
                     pneumococci                             million
                     $500-1,000
                     million

                                     Recombinant Human Bone  CC1-779 -
                                     Morphogenic Protein 2   Cytostatic for
                                     - for bone repair       solid tumors
                                     $500-1,000 million      $200-300
                                                             million

                                                             Low-dose
                                                             PremPro -
                                                             Osteoporosis/
                                                             menopause $300-
                                                             600 million
* Approved/Approvable
Note:  Figures are peak year sales estimates from analyst reports

                                       -19-                      AmericanWarner

THE AMERICANWARNER COMBINATION: LEADERSHIP GROWTH RATES WITH FURTHER UPSIDE $ Billions

   [table containing the following information:]

                                                                                                                   CAGR
                                                                                                                (1999-2002)
                           1999E               2000E              2001E                  2002E                    Percent
                    -------------------   --------------   -------------------    -------------------   --------------------------


Revenues                     $26.3 bn         $29.7 bn              $32.8 bn              $36.1 bn                      11%

- Pharma                      17.2             19.7                  22.0                  24.5                         13%

- Consumer                     4.4              4.9                   5.3                   5.7                          9%

Net income                     3.9              4.8                   5.7                   6.8                         20%

EPS                            1.48             1.79                  2.15                  2.55                        20%


20% net income growth with $1.2 billion in cost           A 1% increase in Pharma and Consumer revenues will increase net income
synergies                                                 growth rate by ~1%





















                                       -20-                      AmericanWarner

REVENUE SYNERGY DRIVERS - TOP MARKET PRESENCE


             --High profile sales identities (e.g., Wyeth-
               Ayerst, Lederle, Genetics Institute, Immunex,
               Parke-Davis, Warner Lambert, Sankyo-Parke Davis,
               Agouron)

             --Combined global sales force of ~14,500

             --Combined U.S. sales force of ~6,500




              Significant upside from complementary capabilities
































                                       -21-                      AmericanWarner

AMERICANWARNER REVENUE SYNERGY UPSIDES


2000
 --LIPITOR (Japan) - faster launch; 2 distribution channels

 --ACCUPRIL     /
 --SONATA       /  Increased sales force to drive sales
 --EFFEXOR      /

 --PROTONIX launch U.S.


2001
 --Pregabalin broad launch
   - Epilepsy
   - Pain
   - Psychiatry
 --AG-3340 (Prinomastat) - broader and deeper oncology launch
 --Gabapentin generic through AHP


2002
 --Zenarestat launch
 --Igmesine launch






















                                       -22-                     AmericanWarner

ILLUSTRATIVE VALUE CREATION

   [table containing the following information:]


NEAR TERM
($200 million in 2000E Cost Synergies)
                                                Market capitalization
                                    ---------------------------------------------
                                                                                     AmericanWarner
                         2000         American        Warner-          American       illustrative
                         P/E            Home          Lambert           Warner       value creation
                     ------------   -----------    --------------   --------------  ----------------
Pre-WSJ Article         29.6x           $67             $69              $136              NA
Day of WSJ Article      32.3x            74              75               149             $13
2000 P/E Range          33.0x                                            $157             $21
                        35.0                                              166              30
                        37.0                                              176              40
                        39.0                                              185              49


    [table containing the following information:

LONG TERM
($1.2 billion in 2002E Cost Synergies)
                                                Market Capitalization
                                   ---------------------------------------------
                                                                                     AmericanWarner
                                      American        Warner-          American       illustrative
                         P/E            Home          Lambert           Warner       value creation
                     ------------   -----------    --------------   -------------   ---------------
Pre-WSJ Article         29.6x           $67             $69              $136              NA
P/E Range               33.0x                                            $226             $ 90
                        35.0                                              240              104
                        37.0                                              254              118
                        39.0                                              268              132






                                       -23-                      AmericanWarner

AMERICANWARNER WOULD COMMAND A STRONG MARKET  PRESENCE


--#1 company in pharmaceutical sales

   - Diversified product portfolio (i.e., less dependence on LIPITOR)

   - Full late-stage and early-stage pipeline

   - Superior technology platforms including vaccines, recombinant proteins, hormone therapeutics and gene therapy

   - Broad therapeutic area presence (e.g., women's health, cardiovascular, oncology, inflammation, CNS)

--#1 company in OTC sales

   - Category leadership (e.g., nutritionals, cough/cold)

   - Enhanced global reach




























                                       -24-                      AmericanWarner